UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2013

AUTRIS
(Exact name of registrant as specified in its charter)

Nevada	88-0410480
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12021 Wilshire Blvd. #234, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

1-310-430-1388
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A amends Exhibit 99.2 to Autris’ Amendment No. 1 to Form 8-K/A as filed on December 24, 2014 to include amended NitroHeat’s unaudited pro forma financial information related to Autris’ acquisition of NitroHeat LLC (“NitroHeat”).

Item 9.01.

Financial Statements and Exhibits.

(b)

Pro Forma Financial Information.

The following unaudited pro forma combined financial information related to the NitroHeat acquisition is attached hereto and incorporated by reference herein as Exhibit 99.2.

(i)

Amended Unaudited Pro Forma Combined Balance Sheet as of June 30, 2013

(ii)

Amended Unaudited Pro Forma Combined Statements of Operations for the year ended June 30, 2013, and the three months ended September 30, 2013

(iii)

Amended Related notes

(c)

The following exhibits are being filed as part of this Amendment No.2 on Form 8-K/A.

Exhibit Number	Description
99.2	Amended Unaudited Pro Forma Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Anand Derek Naidoo
Anand Derek Naidoo, Chief Executive Officer

Dated: May 20, 2014